Contacts:	Veronica Garza Investor Relations (512) 683-6873

National Instruments Reports Record Quarterly Revenue
System-Level Orders Drive Q2 Revenue of $210 Million, Up 17 Percent Year-Over-Year

AUSTIN, Texas - July 29, 2008 - National Instruments (Nasdaq: NATI) reported record quarterly revenue of $210.5 million, up 17 percent year-over-year, in the second quarter of 2008. This was at the high end of NI's guidance of between $198 million and $210 million. For the first half of 2008, the company reported revenue growth of 15 percent as compared to the first half of 2007.

Net income for Q2 2008 was $24.7 million, up 19 percent from Q2 last year, representing diluted earnings per share (EPS) of $0.31. Net margin was 12 percent in line with Q2 last year. Non-GAAP net income was $29.1 million, up 17 percent from Q2 last year, with fully diluted EPS of $0.37. Non-GAAP net margin was 14 percent in line with Q2 last year. The company's non-GAAP results exclude the impact of both stock-based compensation and the amortization of acquisition-related intangibles. Reconciliations of the company's GAAP and non-GAAP results are included as part of this news release.

"Our R&D investment in system-level platforms like PXI and CompactRIO helped drive the accelerated growth of our large orders in Q2, leading to record revenue and 17 percent revenue growth," said Dr. James Truchard, NI president and CEO. "Our expanding product portfolio combined with our commitment to grow the field sales force should help us continue to expand into new application areas."

NI virtual instrumentation and graphical system design products, which represent more than 90 percent of the company's product portfolio, had 19 percent year-over-year revenue growth in Q2 2008. The performance of these products relative to the global PMI improved in Q2 and has been steadily improving over the last seven quarters. This underscores the company's strategy of strong investment in R&D and field sales force expansion to drive new product success.

"I am pleased with the continued double-digit revenue growth of the company despite the significant weakening of the global industrial economy," said Alex Davern, NI CFO. "Our strong competitive position and long-term investment strategy have allowed us to take the current industrial slowdown in stride as we continue to expand our sales force to benefit from the eventual recovery in the industrial economy. Our confidence in our ability to continue to drive good systems growth is reflected in our guidance for Q3 and Q4."

National Instruments Reports Record Quarterly Revenue
July 29, 2008

Geographically, revenue in U.S. dollar terms for Q2 2008 compared to Q2 2007 was up 6 percent in the Americas, up 29 percent in Europe and up 25 percent in Asia, equaling overall growth of 17 percent. In local currency terms, revenue was up 10 percent in Europe and 19 percent in Asia.

During the quarter, the company capitalized $6.1 million of software development costs and amortized $2.5 million to cost of goods sold. For the first six months of the year, NI capitalized $7.6 million of software development costs and amortized $5.0 million to cost of goods sold. For the first six months of last year, the company capitalized $6 million of software development costs and amortized $4.3 million to cost of goods sold.

As of June 30, 2008, the company had $248 million in net cash and short-term investments, up $11 million from March 30, 2008. During the quarter, the company used $8.7 million for the payment of dividends and $8.6 million to repurchase 269,950 shares of its common stock at an average price of $31.72 per share. The NI Board of Directors declared a dividend of $0.11 per share on its common stock payable on Sept. 2, 2008, to shareholders of record on Aug. 11, 2008.

Q2 2008 Highlights

  Record quarterly revenue of $210.5 million, up 17.3 percent year-over-year
  Net income of $24.7 million, up 19 percent year-over-year
  Non-GAAP net income of $29.1 million, up 17 percent year-over-year
  Record revenue for USB data acquisition, industrial communications, modular instruments and the PXI platform
  Strong growth of NI CompactRIO hardware and NI software and services
  Cash and short-term investments of $248 million

Guidance for Q3 and Q4 2008
For Q3 2008, NI currently expects revenue to be in the range of $208 million to $218 million. This is equivalent to year-over-year revenue growth of between 13 percent and 18 percent. The company currently expects that GAAP fully diluted EPS will be in the range of $0.25 to $0.33 per share for Q3, with non-GAAP fully diluted EPS expected to be in the range of $0.31 to $0.39 per share.

For Q4, NI currently expects revenue to be in the range of $231 million to $245 million. This is equivalent to year-over-year revenue growth of between 13 percent and 20 percent. The company currently expects that GAAP fully diluted EPS will be in the range of $0.38 to $0.47 per share for Q4, with non-GAAP fully diluted EPS expected to be in the range of $0.44 to $0.53 per share.

In Q3 and Q4 2008, the company expects the impact of stock-based compensation and the impact of the amortization of acquisition-related intangibles, including the recent acquisition of microLEX, to be $0.06 per share. A reconciliation of the company's Q3 and Q4 2008 guidance on a GAAP basis to its guidance on a non-GAAP basis is included as part of this news release.

National Instruments Reports Record Quarterly Revenue
July 29, 2008

Non-GAAP Earnings Presentation and Non-GAAP Earnings Guidance
In addition to disclosing results determined in accordance with GAAP, NI discloses certain non-GAAP operating results that exclude certain charges. In this news release, the company has presented its gross profit, operating margin, net income and diluted EPS results for Q2 2008 and Q2 2007 and its guidance for Q3 2008 and Q4 2008, in each case on a GAAP and non-GAAP basis. When presenting non-GAAP results, the company includes a reconciliation of the non-GAAP results to the results under GAAP.

Management believes that including the non-GAAP results assists investors in assessing the company's operational performance and its performance relative to its competitors. The company presents these non-GAAP results as a complement to results provided in accordance with GAAP, and these results should not be regarded as a substitute for GAAP. Management uses these non-GAAP measures to manage and assess the profitability and performance of its business and does not consider stock-based compensation expense or amortization of acquired intangibles that are all non-cash charges in managing its operations. Specifically, management uses non-GAAP measures to plan and forecast future periods, to establish operational goals, to compare with its business plan and individual operating budgets, to measure management performance for purposes of executive compensation including payments to be made under bonus plans, to assist the public in measuring the company's performance relative to the company's long-term public performance goals, to allocate resources and, relative to the company's historical financial performance, to enable comparability between periods.

Management also considers such non-GAAP results to be an important supplemental measure of its performance. The economic substance behind management's decision to use such non-GAAP measures relates to these charges being non-cash in nature and being a useful measure of the potential future performance of the company's business.

In line with common industry practice and to help enable comparability with other technology companies, the company's non-GAAP presentation excludes the impact of both stock-based compensation and the amortization of acquisition-related intangibles. Other companies may calculate non-GAAP results differently than the company, limiting its usefulness as a comparative measure. In addition, such non-GAAP measures may exclude financial information that some may consider important in evaluating the company's performance. Management compensates for the foregoing limitations of non-GAAP measures by presenting certain information on both a GAAP and non-GAAP basis and providing reconciliations of these certain GAAP and non-GAAP measures.

National Instruments Reports Record Quarterly Revenue
July 29, 2008

Interested parties can listen to a conference call today, July 29, beginning at 4:00 p.m. CDT, at www.ni.com/call. Replay information is available by calling (719) 457-0820, confirmation code #9418275, from July 29 at 7:00 p.m. CDT through August 5 at midnight CDT.

This release contains "forward-looking statements," including statements related to the company's product portfolio expansion and the growth of the NI field sales force being key to continuing expansion into new application areas; investment in R&D and sales force expansion by NI driving new product success; NI expansion of its sales force to benefit from eventual recovery in the industrial economy; systems growth; and NI guidance for Q3 2008 and Q4 2008, including, as applicable, revenue, GAAP and non-GAAP diluted EPS, the estimated impact of stock-based compensation and acquisition-related intangibles. These statements are subject to a number of risks and uncertainties, including the risk of further adverse changes in the global economy, delays in the release of new products, fluctuations in customer demand for NI products, manufacturing inefficiencies and foreign exchange fluctuations. Actual results may differ materially from the expected results. The company directs readers to documents filed with the SEC for other risks associated with the company's future performance.

About National Instruments
National Instruments (www.ni.com) is transforming the way engineers and scientists design, prototype and deploy systems for measurement, automation and embedded applications. NI empowers customers with off-the-shelf software such as NI LabVIEW and modular cost-effective hardware, and sells to a broad base of more than 25,000 different companies worldwide, with no one customer representing more than 3 percent of revenue and no one industry representing more than 10 percent of revenue. Headquartered in Austin, Texas, NI has more than 4,800 employees and direct operations in nearly 40 countries. For the past nine years, FORTUNE magazine has named NI one of the 100 best companies to work for in America. Readers can obtain investment information from the company's investor relations department by calling (512) 683-5090, e-mailing nati@ni.com or visiting www.ni.com/nati.

CompactRIO, LabVIEW, microLEX, National Instruments, NI and ni.com are trademarks of National Instruments. Other product and company names listed are trademarks or trade names of their respective companies.

National Instruments Reports Record Quarterly Revenue
July 29, 2008

National Instruments
Condensed Consolidated Balance Sheets
(in thousands)

	June 30,	December 31,
	2008	2007
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$ 222,025	$ 194,839
Short-term investments	26,317	93,838
Accounts receivable, net	130,183	131,282
Inventories, net	95,674	82,675
Prepaid expenses and other current assets	25,684	23,312
Deferred income taxes, net	21,080	19,264
Total current assets	520,963	545,210

Long-term investments	10,084	-
Property and equipment, net	154,455	151,462
Goodwill, net	65,608	54,111
Intangible assets, net	46,970	40,357
Other long-term assets	30,197	27,672
Total assets	828,277	818,812

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	38,949	36,187
Accrued compensation	28,814	25,778
Deferred revenue	41,407	36,091
Accrued expenses and other liabilities	10,466	10,437
Other taxes payable	14,686	16,843
Total current liabilities	134,322	125,336

Deferred income taxes	22,249	21,221
Other long-term liabilities	12,087	11,169
Total liabilities	168,658	157,726

Stockholders' equity:
Preferred stock	-	-
Common stock	785	794
Additional paid-in capital	60,246	89,809
Retained earnings	588,398	563,418
Accumulated other comprehensive income	10,190	7,065
Total stockholders' equity	659,619	661,086
Total liabilities and stockholders' equity	$ 828,277	$ 818,812

National Instruments Reports Record Quarterly Revenue
July 29, 2008

National Instruments
Condensed Consolidated Statements of Income
(in thousands, except per share data)
(unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2008	2007	2008	2007

Net sales	$ 210,474	$ 179,497	$ 403,392	$ 351,139
Cost of sales	52,443	44,071	100,690	86,220
Gross profit	158,031	135,426	302,702	264,919

Operating expenses:
Sales and marketing	79,726	65,278	154,065	128,858
Research and development	33,188	30,525	68,792	59,761
General and administrative	17,283	15,424	33,945	29,999

Total operating expenses	130,197	111,227	256,802	218,618

Operating income	27,834	24,199	45,900	46,301

Interest income	1,514	2,207	3,651	4,442
Net foreign exchange gain (loss)	(313)	341	1,235	530
Other income (expense), net	(129)	(46)	(68)	(151)

Income before income taxes	28,906	26,701	50,718	51,122

Provision for income taxes	4,172	5,950	8,368	11,321

Net income	$ 24,734	$ 20,751	$ 42,350	$ 39,801

Basic earnings per share	$ 0.32	$ 0.26	$ 0.54	$ 0.50
Diluted earnings per share	$ 0.31	$ 0.26	$ 0.53	$ 0.49

Weighted average shares outstanding -
Basic	78,484	79,363	78,662	79,601
Diluted	79,549	80,788	79,691	81,009

Dividends declared per share	$ 0.11	$ 0.07	$ 0.22	$ 0.14

National Instruments Reports Record Quarterly Revenue
July 29, 2008

National Instruments
Condensed Consolidated Statements of Cash Flows
(in thousands)
	Six Months Ended
	June 30,	June 30,
	2008	2007
	(unaudited)	(unaudited)
Cash flow from operating activities:
Net income	$ 42,350	$ 39,801
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	19,852	18,208
Stock-based compensation	9,662	8,339
Provision for (benefit from) deferred income taxes	(3,585)	731
Tax benefit from stock option plans	(492)	(2,030)
Changes in operating assets and liabilities:
Accounts receivable	3,524	660
Inventories	(12,894)	1,686
Prepaid expenses and other assets	(839)	(9,755)
Accounts payable	2,425	1,560
Deferred revenue	5,316	5,653
Taxes and other liabilities	3,008	5,301
Net cash provided by operating activities	68,327	70,154

Cash flow from investing activities:
Capital expenditures	(12,382)	(11,713)
Capitalization of internally developed software	(7,585)	(6,013)
Additions to other intangibles	(1,072)	(4,355)
Acquisition, net of cash received	(17,310)	-
Purchases of short-term and long-term investments	(17,245)	(37,454)
Sales and maturities of short-term and long-term investments	74,682	107,923
Purchases of foreign currency option contracts	(2,784)	-
Net cash provided by (used in) investing activities	16,304	48,388

Cash flow from financing activities:
Proceeds from issuance of common stock	17,077	19,642
Repurchase of common stock	(57,644)	(67,956)
Dividends paid	(17,370)	(11,165)
Tax benefit from stock option plans	492	2,030
Net cash provided by (used in) financing activities	(57,445)	(57,449)

Net change in cash and cash equivalents	27,186	61,093
Cash and cash equivalents at beginning of period	194,839	100,287
Cash and cash equivalents at end of period	$ 222,025	$ 161,380

National Instruments Reports Record Quarterly Revenue
July 29, 2008

Detail of GAAP charges related to stock-based compensation and amortization of acquisition intangibles (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2008	2007	2008	2007
Stock-based compensation
Cost of sales	$ 270	$ 236	$ 515	$ 420
Sales and marketing	2,084	1,892	4,090	3,415
Research and development	1,566	1,597	3,293	2,954
General and administrative	797	741	1,551	1,334
Provision for income taxes	(1,141)	(944)	(2,224)	(1,690)
Total	$ 3,576	$ 3,522	$ 7,225	$ 6,433

Amortization of acquisition intangibles
Cost of sales	$ 937	$ 678	$ 1,788	$ 1,355
Sales and marketing	156	111	297	224
Research and development	5	9	13	16
General and administrative	-	-	-	-
Provision for income taxes	(293)	(217)	(561)	(471)
Total	$ 805	$ 581	$ 1,537	$ 1,124

National Instruments Reports Record Quarterly Revenue
July 29, 2008

National Instruments
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share data)
(unaudited)
Reconciliation of Gross Profit to Non-GAAP Gross Profit

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2008	2007	2008	2007

Gross profit, as reported	$ 158,031	$ 135,426	$ 302,702	$ 264,919
Stock-based compensation	270	236	515	420
Amortization of acquisition intangibles	937	678	1,788	1,355

Non-GAAP gross profit	$ 159,238	$ 136,340	$ 305,005	$ 266,694

Reconciliation of Operating Income to Non-GAAP Operating Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2008	2007	2008	2007

Operating income, as reported	$ 27,834	$ 24,199	$ 45,900	$ 46,301
Stock-based compensation	4,717	4,466	9,449	8,123
Amortization of acquisition intangibles	1,098	798	2,098	1,595

Non-GAAP operating income	$ 33,649	$ 29,463	$ 57,447	$ 56,019

National Instruments Reports Record Quarterly Revenue
July 29, 2008

Reconciliation of Income before income taxes to Non-GAAP Income before income taxes

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2008	2007	2008	2007

Income before income taxes, as reported	$ 28,906	$ 26,701	$ 50,718	$ 51,122
Stock-based compensation	4,717	4,466	9,449	8,123
Amortization of acquisition intangibles	1,098	798	2,098	1,595

Non-GAAP income before income taxes	$ 34,721	$ 31,965	$ 62,265	$ 60,840

Reconciliation of Provision for Income Taxes to Non-GAAP Provision for Income Taxes

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2008	2007	2008	2007

Provision for income taxes, as reported	$ 4,172	$ 5,950	$ 8,368	$ 11,321
Stock-based compensation	1,141	944	2,224	1,690
Amortization of acquisition intangibles	293	217	561	471

Non-GAAP provision for income taxes	$ 5,606	$ 7,111	$ 11,153	$ 13,482

National Instruments Reports Record Quarterly Revenue
July 29, 2008

Reconciliation of Net Income and Diluted EPS to Non-GAAP Net Income and Non-GAAP Diluted EPS

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2008	2007	2008	2007

Net income, as reported	$ 24,734	$ 20,751	$ 42,350	$ 39,801
Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation, net of tax effect	3,576	3,522	7,225	6,433
Amortization of acquisition intangibles, net of tax effect	805	581	1,537	1,124

Non-GAAP net income	$ 29,115	$ 24,854	$ 51,112	$ 47,358

Basic EPS, as reported	$ 0.32	$ 0.26	$ 0.54	$ 0.50
Adjustment to reconcile basic EPS to non-GAAP
basic EPS:
Impact of stock-based compensation, net of tax effect	$ 0.04	$ 0.04	$ 0.09	$ 0.08
Impact of amortization of acquisition intangibles, net of tax effect	$ 0.01	$ 0.01	$ 0.02	$ 0.01

Non-GAAP basic EPS	$ 0.37	$ 0.31	$ 0.65	$ 0.59

Diluted EPS, as reported	$ 0.31	$ 0.26	$ 0.53	$ 0.49
Adjustment to reconcile diluted EPS to non-GAAP
diluted EPS:
Impact of stock-based compensation, net of tax effect	$ 0.05	$ 0.04	$ 0.09	$ 0.08
Impact of amortization of acquisition intangibles, net of tax effect	$ 0.01	$ 0.01	$ 0.02	$ 0.01

Non-GAAP diluted EPS	$ 0.37	$ 0.31	$ 0.64	$ 0.58

Weighted average shares outstanding -
Basic	78,484	79,363	78,662	79,601
Diluted	79,549	80,788	79,691	81,009

Reconciliation of GAAP diluted EPS guidance to Non-GAAP diluted EPS for Q3 and Q4 2008

	Q3 2008		Q4 2008

Range of diluted GAAP net earnings per share		$0.25 - $0.33	$0.38 - $0.47
Estimated stock based compensation and amortization of acquired intangibles		$0.06		$0.06

Range of diluted Non-GAAP net earnings per share		$0.31 - $0.39		$0.44 - $0.53

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